EXHIBIT 10.2

                     JOSEPH ASLAN, SY ASLAN AND YIFAT ASLAN
                      c/o Icy Splash Food & Beverage, Inc.
                               535 Wortman Avenue,
                            Brooklyn, New York 11208


                                                             March 31, 2005

Icy Splash Food & Beverage, Inc.
535 Wortman Avenue,
Brooklyn, New York 11208


        Re: Rescission and Stock Purchase Agreement  (this "Letter Agreement")
            ------------------------------------------------------------------

Gentlemen:

         This Letter Agreement shall serve to confirm the rescission of an agreement dated December 2, 2004 (the "Stock Agreement") by and among Icy Splash Food & Beverage, Inc., a New York Corporation (the "Company") and the
undersigned (together, the "Parties"), and all transactions contemplated thereby, relating to the Company's issuance of an aggregate 13,300,000 shares of its common stock (the "Shares"), in the amounts set forth in Schedule A attached hereto, as consideration for the Company's receipt of payments to or on behalf of the Company totaling $444,999 in the aggregate, as set forth in Schedule B annexed hereto, the receipt of which is hereby acknowledged by the Company. The Company hereby agrees to issue, for the consideration described above, an aggregate of 3,423,069 Shares, in the amounts set forth in Schedule D attached hereto, at the current market price of $0.13 per Share. Any federal, state and local transfer taxes, if any, shall be paid by the Company.

         The Company represents and warrants to the undersigned:

         1. That the undersigned will have good and marketable title to the Shares and the Shares will be validly issued, fully paid and non-assessable.

         2. The Company has the power and authority to accept, execute and deliver this Letter Agreement and to carry out its obligations hereunder; the execution, delivery and performance by the Company of this Letter Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company; this Letter Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

         3. The Company has not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, or by operation of law, any matters pursuant to this Letter Agreement or any portion of it, or any interest in the Stock Agreement or any agreements entered into in connection therewith. .

         Each of the undersigned hereby represents, warrants and acknowledges to and covenants and agrees with the Company as follows:

         1. Each of the undersigned has the legal capacity to enter into, execute and deliver this Letter Agreement and any other instruments and agreements required to be executed and delivered pursuant to this Letter Agreement and to consummate the transactions contemplated herein. This Letter Agreement is a valid and binding obligation of each party, enforceable in accordance with its terms, except as the same may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

         2. Each of the undersigned represents and warrants that he/she has not assigned or transferred or purported to assign or transfer, voluntarily or involuntarily, or by operation of law, any matters pursuant to this Letter Agreement or any portion of it, or any interest in the Stock Agreement or any agreements entered into in connection therewith.

         3. Each of the undersigned has acquired the Shares for the undersigned's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder, or any applicable state Blue Sky laws;

         4. Each of the undersigned is, as of the date hereof (the "Issuance Date"), an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D") and all of the representations and warranties of the undersigned set forth herein are correct and complete as of the date of this Letter Agreement, and were true and correct as of the Issuance Date;

         5. Each of the undersigned is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the Shares or any part thereof to any person, and has no, and as of the Issuance Date had no present intention to enter into such a contract, undertaking, agreement or arrangement;

         6. All of the certificate(s) representing the Shares shall bear the restrictive legends substantially in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD,

         PLEDGED,  HYPOTHECATED  OR  OTHERWISE  TRANSFERRED   OR  DISPOSEDOF IN,
         THE   ABSENCE  OF  AN  EFFECTIVE   REGISTRATION   STATEMENT  UNDER  THE
         SECURITIES ACT OF 1933 OR AN AVAILABLE EXEMPTION THEREUNDER.

         7. Each of the undersigned has evaluated the merits and risks of purchasing the Shares and has such knowledge and experience in financial and business matters that the undersigned is, capable of evaluating the merits and risks of such purchase, is, aware of and has considered the financial risks and financial hazards of purchasing the Shares, and is, able to bear the economic risk of purchasing the Shares, including the possibility of a complete loss with respect thereto;

         8. Each of the undersigned has had access to such information regarding the business and finances of the Company, the receipt and careful reading of which is hereby acknowledged by the undersigned, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company; and

         9. Each of the undersigned is aware and acknowledges that the purchase of the Shares involves a high degree of risk and may result in a loss of the entire amount invested.

         This Letter Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement with respect to the subject matter hereof, and may be amended only by a writing executed by all parties hereto. This Letter Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Letter Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York, without regard to its conflicts of laws principles. This Letter Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. This Letter Agreement shall not be assignable by either party without the prior written consent of the other. The rights and obligations contained in this Letter Agreement are solely for the benefit of the parties hereto and are not intended to benefit or be enforceable by any other party, under the third party beneficiary doctrine or otherwise.

         IN WITNESS WHEREOF, the undersigned has duly executed this Letter Agreement as of the date first set forth above.

                                         Very Truly Yours,


                                         Subscribers:

                                            /s/ Joseph Aslan
                                         ----------------------------
                                         JOSEPH ASLAN

                                            /s/ Sy Aslan
                                         ----------------------------
                                         SY ASLAN

                                            /s/ Yifat Aslan
                                         ----------------------------
                                         YIFAT ASLAN


Accepted and agreed as of the date first above written:


ICY SPLASH FOOD & BEVERAGE, INC.


By:         /s/ Joseph Aslan
    --------------------------------------------
    Name:  Joseph Aslan
    Title: President and Chief Executive Officer

                                   SCHEDULE A
                                   ----------

                      STOCK PREVIOUSLY ISSUED AND CANCELLED
                      -------------------------------------

           Number of Shares:                         Previous Owner:
           ----------------                          --------------

           6,000,000                                 Joseph Aslan
           6,000,000                                 Sy Aslan
           1,300,000                                 Yifat Aslan

                                   SCHEDULE B
                                   ----------

                                  PAYMENTS MADE
                                  -------------

    Date:         Amount of Payment:
    -----         ------------------

January 5, 2005   $110,000.00 (payment on behalf of the Company to
                  Rondo Inc. for bakery equipment listed on Schedule C)

January 31, 2005  $70,000.00

January 31, 2005  $225,000.00 ($325,000.00 LESS $100,000.00 repaid to the payor)
                                           -------------------------------------

January 7, 2005   $31,355.00

March 4, 2005     $8,644.00

                                   SCHEDULE C

                    LIST OF EQUIPMENT [PLEASE SPECIFY PRICES]

--------------------------------------------------------------------------------
       ITEM                DESCRIPTION                                  UNITS
------------------- ------------------------------------------------  ----------
SP602.621           Rondo Compact Line Ser# C4233303                      1
------------------- ------------------------------------------------  ----------
XO-10007            Smooth Belt Cost Per Meter                            14
------------------- --------------------------------------------------  --------
ZKWA607.A21D        Gauging Unit: Mobile, Demo Indep. Long Infeed         1
                    Conveyor

                    Ser# B7121003
------------------- -------------------------------------------------- ---------
ZMS630W.D1          Flour Duster Incl. Support Ser# B90332102             1
------------------- -------------------------------------------------- ---------
ZSS601.A            Twin Cut. Station w/Safety Guar & Back-Up Rollers     1
------------------- -------------------------------------------------- ---------
35376               Scrap Collecting Containers for SPF For Cutting       1
                    Device
------------------- -------------------------------------------------- ---------
ZSBS6006.A          Spraying Device 6 Lanes W/6 Wetting Devices           1
------------------- -------------------------------------------------- ---------
ZGP684.C            Pneumatic Guillotine 80MM STRK Incl.                  1
                    1 Knife  Ser#C4222211
------------------- -------------------------------------------------- ---------
36258               Elec. Eqpt. Marking +Spandauer Device                 1
------------------- -------------------------------------------------- ---------
36257               El. Equip. F/Synchronization F/Dep./Cutting           1
                    Roller/Guilloti
------------------- -------------------------------------------------- ---------
ZFGP.A21            Pneum. Piston Filling Depositor Ser# B9074211         1
------------------- -------------------------------------------------- ---------
122272V1            Knife w/Hold Down Device Pressing Part Flat           1
------------------- -------------------------------------------------- ---------
ZBG6001.A           Rugelach:Spreading Unit                               1
------------------- -------------------------------------------------- ---------
79617V4             Length Cutter: 6 Blades, 100 MM                       1
------------------- -------------------------------------------------- ---------
79626T03            Marking Disc. D=97MM                                  4
------------------- -------------------------------------------------- ---------
F325-80             Compressor                                            1
------------------- -------------------------------------------------- ---------
311612              Small Compressor                                      1
------------------- -------------------------------------------------- ---------
                    Tools
------------------- -------------------------------------------------- ---------
                    Delivery, Labor and Other Expenses
------------------- -------------------------------------------------- ---------

                                   SCHEDULE D
                                   ----------

                                  STOCK ISSUED
                                  ------------

Number of Shares:               Owner:
-----------------               ------
1,544,241                       Joseph Aslan

1,544,241                       Sy Aslan

  334,587                       Yifat Aslan